UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 5, 2000

                      WORLDWIDE WIRELESS NETWORKS, INC.
                            ------------------
           (Exact name of registrant as specified in its charter)

                                  NEVADA

                                  ------
               (State or other jurisdiction of incorporation)

        0-27989                                     88-0286466
        -------                                     ----------
(Commission File Number)               (I.R.S. Employer Identification No.)

        770 The City Drive South, Suite 3700, Orange, California 92868
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (714) 937-5500

                               Not Applicable

    ----------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                       if changed since last report)

                  Total number of pages in this document:    2
                                   ------



                            TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT . . . . . . . . . . . . .  1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS . . . . . . . . . . .  1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP . . . . . . . . . . . . . . . .  1

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT . . . . . . .  1

ITEM 5.   OTHER EVENTS . . . . . . . . . . . . . . . . . . . . . . .  1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS . 1

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS . . . 1

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2



ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

                    Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

                    Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

                    Not Applicable.

ITEM 4.    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

                    Not Applicable.

ITEM 5.   OTHER EVENTS

On October 5, 2000, Mr. Cliff Bream resigned as a Director on the Board of the Company, pursuant to the terms of a Separation Agreement, attached as an exhibit to this filing.

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

                   Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

                 (a)        Financial Statements of Business Acquired

                            Not Applicable.

                 (b)        Pro Forma Financial Information

                            Not Applicable.

                 (c)        Exhibits

                            Separation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


WORLDWIDE WIRELESS NETWORKS, INC.
---------------------------------
(Registrant)


Date:  October 5, 2000


/s/ Jack Tortorice
    --------------
    Jack Tortorice
    Chief Executive Officer



SEPARATION AGREEMENT

This Separation Agreement ("Agreement") is entered into effective as of Ocober 5, 2000, by and between Charles C. Bream ("Bream"), and Worldwide Wireless Networks, Inc., a Nevada corporation (the "Company"), with regard to the following:

R E C I T A L S

A. Bream is employed as President and Chief Operating Officer of the Company.
B. Bream also serves as a member of the Board of Directors of the Company.
C.      Bream and the Company are parties to an Officer/Director
        Employment Agreement dated January 1, 2000 ("Employment Agreement").
D. Bream was granted options to acquire 580,000 shares of the Company's Common Stock at an exercise price of $3.00 per share pursuant to the terms of the Employment Agreement (the "Stock Option").
E. The Company and Bream have mutually agreed that Bream will resign from his employment with the Company and as a member of the Board of Directors of the Company effective October 5, 2000, and that the Company will make certain payments and grant certain other benefits to Bream upon the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises recited above, the mutual exchange of promises contained in this Agreement and other valuable co nsidration, the receipt and adequacy of which are acknowledged by the Company and Bream, the parties agree as follows:

1. Resignation. Bream hereby voluntarily resigns from his employment withthe Company as President and Chief Operating Officer, effective October 5, 2000. Bream also hereby voluntarily resigns as a member of the Board of Directors of the Company effective October 5, 2000. Concurrently with the execution of this Agreement, Bream will pro-vide the Company with an original letter of resignation in the form attached hereto as Exhibit A.1. Resignation. Bream hereby voluntarily resigns from his employment with the Company as President and Chief Operating Officer, effective October 5, 2000. Bream also hereby voluntarily resigns as a member of the Board of Directors of the Company effective October 5, 2000. Concurrently with the execution of this Agreement, Bream will provide the Company with an original letter of resignation in the form attached hereto as Exhibit A.

1. Resignation. Bream hereby voluntarily resigns from his employment with the Company as President and Chief Operating Officer, effective October 5, 2000. Bream also hereby voluntarily resigns as a member of the Board of Directors of the Company effective October 5, 2000. Concurrently with the execution of this Agreement, Bream will provide the Company with an original letter of resignation in the form attached hereto as Exhibit A.

2. Separation Payments and Benefits. In lieu of the separation pay and benefits provided for in the Employment Agreement, the parties have agreed upon the following as the sole payments (excluding the reimursable expenses and stock options addressed below).

2.1 Payments. After Bream's regular September 10, 2000 paycheck, the Company grees to make payments to Bream totaling $49,800.00 payable in 12 equal installments of $4150.00, on each of the Company's regular payroll dates beginning with the second payroll in September, 2000.

2.2 Insurance. The Company shall pay for the period of one year commencing August 24, 2000 and ending August 24, 2001 to Bream in a separate monthly check made payable to Bream's designee, an amount representing what the Company currently pays for Bream's own medical and dental coverage.

2.3 Equipment. Bream shall purchase his cellular phone from the Company for $140 and return his Company laptop computer no later than September 30, 2000.

3.      Waiver of Rights Under Employment Agreement;  No Other Benefits.
        The parties agree that the Employment Agreement is terminated in its entirety as of October 5, 2000, and Bream expressly waives any notice periods for termination or resignation under the Employment Agreement. Bream agrees that he is not entitled to receive, and will not claim, any damages, profits, compensation, bonuses, benefits, vacation, stock options or rights other than what is expressly set forth in this Agreement. Bream acknowledges that the consideration he is receiving under this Agreement is in lieu of, and he hereby waives any other rights he may have had under, the Employment Agreement, and any other agreements, express or implied, he may have had with the Company except for any agreements or resolutions adopted by the Company's Board of Directors providing rights of indemnification to officers and directors of the Company that were in effect during the term of Bream's employment or directorship. This Agreement supersedes all rights and/or benefits Bream may have or claim arising out of the Employment Agreement.

4. Stock Options. Concurrently with the execution of this Agreement, Bream and the Company will execute two Stock Option Agreements ("Option Agreements") in the form attached hereto as Exhibits B and C reflecting the stock options granted pursuant to the Employment Agreement. The Company agrees to file a registration statement on Form S-8, as soon as practicable, covering the issuance of shares upon exercise of the Stock Option provided for in this Section 4.

5. Other Agreements. Bream and the Company each promise and covenant not to make any harassing or disparaging statements concerning the other. In addition, Bream and the Company agree to issue a mutually acceptable press release, if required. However, nothing in this clause or otherwise contained in this agreement shall obligate Bream or the Company to make any statements of an untruthful nature or to provide facts or opinions of any nature whatsoever to inquiring third parties.

6. Business Expenses. On or before October 15, 2000, Bream must submit to the Company all outstanding business expenses for reconciliation and payment. The Company will pay for business expenses incurred through September 12, 2000. Reimbursement of business expenses will be made within 10 business days of their submission. Any adjustments for medical dental payments owed by Bream shall be adjusted upon such business expense payments.

7.      Releases.

7.1 General Release by Bream. Excepting only the obligations undertaken by the Company in accordance with this Agreement (including, but not limited to, the Option Agreements) and except for any obligation to indemnify Bream pursuant to the Company's Articles of Incorporation or Bylaws as in effect as of the date hereof which obligations shall not be released or, except as specifically set forth in this Agreement, altered or amended in any way by this Agreement, and in exchange for the consideration provided to Bream in this Agreement, Bream hereby releases, acquits, relieves and forever discharges the Company and its successors, heirs, assigns, employees, officers, directors, agents, representatives, stockholders and attorneys, whether previously or hereinafter affiliated in any manner (collectively, the "Company Released Parties"), from any and all claims, rights, actions, com-plaints, demands, causes of actions, wage claims, obligations, pro-mises, contracts, agreements, controversies, suits, debts, expenses, damages, attorneys' fees, costs and liabilities of any nature what-soever, matured or unmatured, fixed or contingent, which Bream ever had, now has, or may claim to have from the beginning of time to the moment he signs this Agreement against the Company Released Parties (whether directly or indirectly), or any of them, by reason of any act, event or omission concerning any matter, cause or thing, including, without limiting the generality of the foregoing, any claims related to or arising out of (i) Bream's employment with the Company or the cessation of that employment; (ii) any common law torts, including, without limitation, infliction of emotional distress; (iii) any federal, state or governmental constitution, statute, regulation or ordinance;
        or (iv) any agreement, express or implied, between Bream and any of the Company Released Parties. The Company hereby acknowledges that Bream qualifies for indemnification pursuant to Article 5 in the Company's Amended Bylaws dated September 14, 1999 as it relates to the Company's lawsuit filed by Pacific Industrial Partners and other pending litigation disclosed in the Company's Securities & Exchange filings.

7.2 Bream's Release of Unknown Claims. Bream hereby waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of California. Bream hereby acknowledges that he understands the significance and consequences of this specific waiver of Section 1542. Section 1542 of the Civil Code of California states as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Notwithstanding the pro-visions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Company Released Parties (except as provided in Section 8.1, above), Bream expressly acknow-ledges that the Release contained in this Agreement is intended to include in its effect, without limitation, all claims covered by the release set forth in Section 8.1 above which Bream does not know or suspect to exist in his favor.

7.3 Bream's Covenant To Forebear. Bream further agrees not to institute, maintain, or aid any action at law or in equity or any legal pro-ceeding whatsoever against any or all of the Company Released Parties (as defined in Section 8.1, above), which is based on, in whole, or in part, or which arises out of, or is connected with, the claims hereby released. This covenant includes an agreement to forbear aiding any action or filing any complaint or cross-complaint in or related to the current Pacific Industrial Partners litigation.

7.4 Release by the Company. Excepting only the obligations undertaken by Bream in accordance with this Agreement and except for any obligation in connection with the Company's obligation to indemnify Bream pursuant to the Company's Articles of Incorporation or Bylaws as in effect as of the date hereof, which obligations shall not be released or, except as specifically set forth in this Agreement, altered or amended in any way by this Agreement , in exchange for the consideration provided to the Company in this Agreement, the Company hereby releases, acquits, relieves and forever discharges Bream and his heirs, assigns, agents, representatives or attorneys (collectively, the "Bream Released Parties"), from any and all claims, rights, actions, complaints, demands, causes of actions, obligations, promises, contracts, agree-ments, controversies, suits, debts, expenses, damages, attorneys' fees, costs and liabilities of any nature whatsoever, matured or unmatured, fixed or contingent (collectively, the "Company Claims") which the Company ever had, now has, or may claim to have from the beginning of time to the moment it signs this agreement against the Bream Released Parties (whether directly or indirectly), or any of them, by reason of any act, event or omission concerning any matter, cause or thing, including, without limiting the generality of the foregoing, any claims related to or arising out of (i) Breams' employment with the Company or the cessation of that employment;
        (ii) any actions taken or failures to act by Bream in his capacity as an officer or director of the Company; (iii) any common law torts;
        (iv) any federal, state or governmental constitution, statute, regulation or ordinance; or (v) any agreement, express or implied, between the Company and any of the Bream Released Parties.

7.5 The Company's Release of Unknown Company Claims. Except as pro-vided in Section 8.4, the Company hereby waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of California. The Company hereby acknowledges that it understands the significance and consequences of this specific waiver of Section 1542. Section 1542 of the Civil Code of California states as follows:
        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Notwithstanding the provisions of
        Section 1542, and for the purpose of implementing a full and complete release and discharge of the Bream Released Parties (except as provided in Section 8.4 above), the Company expressly acknowledges that the Release contained in this Agreement is intended to include in its effect, without limitation, all claims covered by the release set forth in Section 8.4 above which the Company does not know or suspect to exist in its favor.

7.6 The Company's Covenant to Forebear. The Company further agrees not to institute, maintain, or aid any action at law or in equity or any legal proceeding whatsoever against any or all of the Bream Released Parties, which is based on, in whole, or in part, or which arises out of, or is connected with, the Company Claims hereby released.

8. No Employment Rights. Bream acknowledges that effective as of October 5, 2000, he will no longer be an employee of the Company for any purpose. Nothing in this Agreement shall be construed to continue, create or imply any contract of employment between Bream and the Company.

9. No Admission. Nothing contained in this Agreement or the fact that the parties have signed this Agreement shall be considered an admission of any liability whatsoever.

10. Fees and Costs. Bream and the Company agree that in the event of litigation relating to a breach of this Agreement, the prevailing party shall be entitled to its attorneys' fees and costs.

11. Successors and Assigns. This Agreement, and all the terms and pro-visions hereof, shall be binding upon and shall inure to the benefit of the party and their respective heirs, legal representatives, successors and assigns.

12. Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar. No waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party charged with the waiver.

13. Severability. In the event any provision of this Agreement shall finally be determined by a court of competent jurisdiction to be unlawful, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect. If, moreover, any one or more of the pro-visions contained in this Agreement shall for any reason be held by a court of competent jurisdiction to be excessively broad, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

14.     Miscellaneous.

14.1 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations between the parties with respect to the subject matter of this Agreement;

14.2 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument;

14.3 Amendment. This Agreement may not be amended except by an agreement in writing signed by the parties to this Agreement or their respec-tive successors-in-interest and expressly stating that it is an amendment of this Agreement; and

14.4 Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California.

14.5 Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.

15.     Notices.   All notices, requests, demands and other communications
        under this Agreement must be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the second business day following delivery to a courier or messenger service guaranteeing overnight delivery; (iii) on the date of confirmation of receipt if sent by telecopy or telex and; and (iv) on the date of receipt or refusal indicated on the return receipt if mailed to the party to whom notice is to be given by first-class mail, registered or certified, postage prepaid, return receipt requested, and in each case, properly addressed as follows:


If to the Company:      Worldwide Wireless, Networks, Inc.
                        770 The City Drive South, Suite 3700
                        Orange, CA 92868

If to Bream:            Charles C. Bream
                        19027 Loudoun Orchard Road
                        Leesburg, VA 20175



Any party may change its address for the purpose of this Agreement by giving the other party written notice of the new address in the manner set forth above.


[Signature page follows]

This Agreement has been executed as of the day first hereinbefore written.

Dated:  October 5, 2000                        "COMPANY"

WORLDWIDE WIRELESS NETWORKS, INC., a Nevada corporation

By:   /s/ Jack Tortorice
          ----------------
	  Jack Tortorice
          Chief Executive Officer


"BREAM"

Dated:  October 5, 2000


      /s/ Charles C. Bream
          ----------------
          Charles C. Bream